Exhibit 99.1

Press Release

XTI Aerospace Announces Executive Leadership Transition

DALLAS, Aug. 18, 2026 /PRNewswire/ — XTI Aerospace, Inc. (Nasdaq: XTIA) (“XTI Aerospace,” “XTI,” or the “Company”), an aerospace and advanced technology platform and parent company of Drone Nerds, LLC, (“Drone Nerds”), a leading drone solutions platform serving commercial, enterprise and government customers, today announced two leadership changes designed to streamline management and position the company to address the significant growth opportunities across the commercial, industrial and defense drone markets. Effective immediately, Scott Pomeroy has resigned as Chairman and Chief Executive Officer. The Board of Directors has appointed Jeremy Schneiderman as Interim CEO, and elected Jonathan Ornstein as Interim Chairman of the Board of Directors.

“The Board is committed to ensuring strong leadership to guide XTI Aerospace into its next chapter,” said Ornstein. “We thank Scott for his contributions over the last two and a half years and wish him the best in his next chapter. We are confident that the team, with Jeremy as Interim CEO, will serve the best interests of the Company and its objectives, employees and shareholders.”

“I’m honored to lead XTI at such an exciting inflection point, with U.S. sourcing becoming a critical point of differentiation in the commercial drone market,” said Schneiderman. “Meaningful work lies ahead, and I’m committed to driving disciplined execution and delivering sustained growth. I’m looking forward to continuing to work with the Drone Nerds team as we support our customers in this evolving, high-growth market.”

Jeremy Schneiderman has served as the chief executive officer of Drone Nerds since 2014, and under his leadership, Drone Nerds has grown into one of the premier providers of enterprise drone solutions, services, and hardware in the United States. With more than a decade of experience in the UAV industry, Jeremy has helped establish Drone Nerds as a trusted authority across multiple sectors through a combination of technical expertise, strong vendor partnerships, and a customer-first approach. He brings a program-focused perspective shaped by supporting organizations as they evaluate, deploy, and scale drone operations through platform selection, training, integration, and long-term support.

Mr. Ornstein served as chief executive officer of Mesa Air Group, Inc. (“Mesa”) from 1998 until November 2025 and as chairman of the board of directors of Mesa from 1999 until November 2025. Following his departure, Mesa completed a merger transaction and changed its name to Republic Airways Holdings Inc. (Nasdaq: RJET). Mr. Ornstein co-founded Virgin Express S.A./N.V., an airline in Brussels, Belgium, where he served as chief executive officer and chairman from 1995 until 1999. In 1994, Mr. Ornstein served as chief executive officer of Continental Express, and was later named senior vice president of airport services for Continental Airlines. Mr. Ornstein served as executive vice president and president of Mesa’s then-wholly owned subsidiary WestAir Holding, Inc. from 1988 to 1994. Mr. Ornstein began his career in aviation in 1986 with AirLA, a commuter airline in Los Angeles. Mr. Ornstein attended the University of Pennsylvania.

The Board is confident in the management team’s ability to maintain operational stability and advance the company’s strategic priorities during this transition.

The change in management and the review of corporate governance policies has resulted in the Company’s filing of a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission with respect to its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026. The Company intends to file its Quarterly Report on Form 10-Q as soon as practicable. The delayed filing relates to the efforts the Company is taking to complete an internal review of the Registrant’s former Chief Executive Officer, and other related corporate governance matters.

As a result of the filing of Form 12b-25 Notification of Late Filing, management unfortunately will not be participating in Needham’s Annual Virtual Industrial Tech, Robotics and Power Conference on August 17-18.

511 East John Carpenter Freeway, Suite 500 Las Colinas, Texas 75062 USA, (800) 680-7412

© XTI Aerospace, Inc. | XTIAerospace.com

About XTI Aerospace, Inc.

XTI Aerospace, Inc. (Nasdaq: XTIA) is an aerospace company providing unmanned aircraft systems (“UAS”) solutions through its commercial drone solutions division, operated through Drone Nerds, LLC and two development-stage divisions focused on autonomous defense systems and domestic manufacturing of unmanned systems components designed to support federal procurement and sourcing requirements. XTI’s commercial drone solutions business provides hardware distribution, training, service, repair, and lifecycle support to enterprise, public safety and government customers.

XTI Aerospace is headquartered in Dallas, Texas. For more information about XTI, please visit xtiaerospace.com and follow XTI on LinkedIn, Instagram, X, and YouTube.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this press release that are not historical facts (including any statements concerning plans and objectives of management for future operations of economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, 1) the anticipated expansion of XTI’s sales and operations and increased availability of XTI’s drone and other products; (2) XTI’s business and growth plans and future financial performance; and (3) current and future demand for XTI products. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of XTI’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of XTI. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; XTI’s successful integration of any products (including achievement of synergies and cost reductions); XTI’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to XTI’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, drone safety risks, loss of key customers and deterioration in relationships between XTI and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of XTI, including as a result of the consummation of any acquisition; risks that XTI is unable to secure or protect its intellectual property; risks that XTI experiences difficulties managing its growth and expanding operations; XTI’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future acquisitions into XTI’s business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in XTI’s Annual Report filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 15, 2026 for the fiscal year ended December 31, 2025 and in subsequent filings made by XTI with the SEC from time to time. If any of these risks materialize or XTI management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that XTI presently does not know or that XTI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XTI’s expectations, plans or forecasts of future events and views as of the date of this press release. XTI anticipates that subsequent events and developments will cause XTI’s assessments to change. However, while XTI may elect to update these forward-looking statements at some point in the future, XTI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing XTI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Contacts

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Email: contact@xtiaerospace.com

Web: https://xtiaerospace.com/contact

Investor Relations:

IR@xtiaerospace.com

511 East John Carpenter Freeway, Suite 500 Las Colinas, Texas 75062 USA, (800) 680-7412

© XTI Aerospace, Inc. | XTIAerospace.com